SUPPLEMENTAL AGREEMENT



            SUPPLEMENTAL AGREEMENT made as of July 14, 1995, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and EUGENE P. BEARD (hereinafter referred to as "Executive"):
                 W I T N E S S E T H:
            WHEREAS, the Corporation and Executive are parties
to an Employment Agreement made as of January 1, 1983, as amended by Supplemental Agreements dated as of February 19, 1985, September 24, 1985, March 1, 1986, January 4, 1988, January 1, 1990, May 15, 1990, March 1, 1991, October 1, 1991, January 1,
1994, January 5, 1994, June 1, 1994 and January 1, 1995
(hereinafter referred to collectively as the "Employment
Agreement"); and
            WHEREAS, the Corporation and Executive desire to amend the Employment Agreement;
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            NOW, THEREFORE, in consideration of the mutual
promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:
       1. Section 3.04 of the Employment Agreement is hereby deleted in its entirety, effective July 14, 1995, and the following substituted therefore:
       "3.04     If Executive dies while employed by the
       Corporation, while receiving payments hereunder, or while receiving payments in accordance with the provisions of subdivision (ii) of Section 4.01, any amount payable in accordance with the provisions of Section 3.03 or Section
       4.01 shall be paid in a lump sum to the Executor of his Will or the Administrator of his Estate."
            2. Except as hereinabove amended, the Employment shall continue in full force and effect.
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            3.   This Supplemental Agreement shall be governed
by the laws of the State of New York.
                                THE INTERPUBLIC GROUP OF
                                COMPANIES, INC.

                                By: C. KENT KROEBER
                                    C. KENT KROEBER


                                EUGENE P. BEARD
                                EUGENE P. BEARD
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